2Q TWENTY23 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategies, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including changes to interest rates by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements or statistics preceded by, followed by or that otherwise include the words "assumes," "anticipates," "believes," "estimates," "expects," “foresees,” "intends," "plans," "projects," and similar expressions or future or conditional verbs such as "could," "may," “might,” "should," "will," and "would" and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing; deterioration of Origin's asset quality; factors that can impact the performance of Origin's loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; Origin's ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business); the effectiveness of Origin's risk management framework and quantitative models; Origin's inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin's common stockholders, repurchase Origin's shares of common stock and satisfy obligations as they become due; the impact of labor pressures; changes in Origin's operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin's business; volatility and direction of market interest rates; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies, difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions, and potential expenses associated with complying with such regulations; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; a deterioration of the credit rating for U.S. long-term sovereign debt or actions that the U.S. government may take to avoid exceeding the debt ceiling, compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities, and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; uncertainty regarding the transition away from the London Interbank Offered Rate ("LIBOR") and the impact of any replacement alternatives such as the Secured Overnight Financing Rate ("SOFR") on Origin's business; possible changes in trade, monetary, and fiscal policies, laws, and regulations and other activities of governments, agencies and similar organizations; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities (including the impacts related to or resulting from Russia's military action in Ukraine, including the imposition of additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments), regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin's control; and system failures, cybersecurity threats and/or security breaches and the cost of defending against them. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10- Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward- looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Certain prior period amounts have been reclassified to conform to the current year financial statement presentations. These reclassifications did not impact previously reported net income or comprehensive income. Origin reports its results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: adjusted net income, adjusted PTPP earnings, adjusted diluted EPS, NIM-FTE, adjusted, adjusted ROAA, adjusted PTPP ROAA, adjusted ROAE, adjusted PTPP ROAE, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, ROATCE, adjusted ROATCE and adjusted efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP.

ORIGIN BANCORP, INC. _______ 17 LOUISIANA Entry: 1912 Loans: $1,463 Deposits: $2,857 DOLLARS IN MILLIONS, UNAUDITED (2) (3) 3 ORIGIN COMPANY SNAPSHOT • Origin Bancorp, Inc. is the holding company for Origin Bank. • Origin Bank was founded in 1912 and is headquartered in Choudrant, LA. • 61(1) banking centers operating across Texas, Louisiana & Mississippi DEPOSITS & LOANS BY STATE Note: All financial information is as of June 30, 2023. * Please see slide 30 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $611 Deposits: $664 9% 9% 37% 21% 54% 70% Loans (3)Deposits (2) ICS ICS 9 10 19 6 TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $2,842 Loans: $1,758 Loans: $411 Deposits: $2,096 Deposits: $1,217 Deposits: $865 Total Texas Loans: $5,011 Total Texas Deposits: $4,178

ORIGIN BANCORP, INC. _______ 4 A UNIQUE & DEFINED CULTURE

PERFORMANCE HIGHLIGHTS AT-A-GLANCE - SECOND QUARTER 2023

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
UNAUDITED

	Key Performance Metrics	2Q23 Reported	2Q23 Adjusted	1Q23 Reported	1Q23 Adjusted
Balance Sheet	Total Loans Held for Investment ("LHFI")	$ 7,622,689	N/A	$ 7,375,823	N/A
	Total Assets	10,165,163	N/A	10,358,516	N/A
	Total Deposits	8,490,043	N/A	8,174,310	N/A
Income Statement	Net Income	$ 21,760	$ 21,388	$ 24,302	$ 24,188
	Adjusted Pre-Tax, Pre-Provision ("adjusted PTPP") Earnings[4]	N/A	31,569	N/A	36,627
	Diluted EPS	0.70	0.69	0.79	0.78
Selected Ratios	NIM - FTE	3.16 %	3.14 % [5]	3.44 %	3.36 % [5]
	Return on Average Assets (annualized) ("ROAA")	0.86	0.84 [4]	1.01	1.00 [4]
	Adjusted PTPP ROAA (annualized)	N/A	1.24 [4]	N/A	1.52 [4]
	Return on Average Stockholders' Equity (annualized) ("ROAE")	8.76	8.61 [4]	10.10	10.05 [4]
	Adjusted PTPP ROAE (annualized)	N/A	12.70 [4]	N/A	15.22 [4]
	Book Value per Common Share[6]	$ 32.33	N/A	$ 32.25	N/A
	Tangible Book Value per Common Share[6]	26.71	31.66 [4]	26.53	31.03 [4]
	Tangible Common Equity	824,456	977,335 [4]	816,631	955,112 [4]
	Tangible Common Equity to Tangible Assets	8.25 %	N/A [4]	8.02 %	N/A [4]
	Return on Average Tangible Common Equity ("ROATCE")	10.62	10.44 [4]	12.34	12.29 [4]
	Efficiency Ratio	64.76	61.17 [4]	60.69	58.64 [4]
	ALCL to Total LHFI	1.24	1.32 [7]	1.25	1.30 [7]

2Q23 Key Highlights

- **Total deposits were $8.49 billion at June 30, 2023, reflecting an increase of $315.7 million, or 3.9%, compared to March 31, 2023.**
- **LHFI to deposits, excluding mortgage warehouse lines of credit, were 83.5% at June 30, 2023, compared to 86.1% at March 31, 2023.**
- **Cash and liquid securities as a percentage of total assets were 11.1% at June 30, 2023, compared to 14.3% at March 31, 2023. 100% of the excess contingency liquidity held at March 31, 2023, was repaid by June 30, 2023.**
- **Book value per common share[6] was $32.33 at June 30, 2023, reflecting an increase of $0.08, or 0.2%, compared to the linked quarter.**
- **Tangible book value per common share[4][6] was $26.71 at June 30, 2023, reflecting an increase of $0.18, or 0.7%, compared to the linked quarter.**
- **June 30, 2023, Company level common equity Tier 1 capital to risk-weighted assets was 11.01%, Tier 1 leverage ratio was 9.65%, and the total capital ratio was 14.11%.**

** Please see slide 30 for all footnote references included above.*

ORIGIN BANCORP, INC. 5

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES 57,502 90,927 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 Total Revenue ($) UNAUDITED Diluted EPS ($)Net Income ($) Total LHFI, Adjusted ($)(8) Total Deposits ($) 0.62 0.70 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 14,617 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 4,284 8,490 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3,884 7,085 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 DOLLARS IN THOUSANDS DOLLARS IN THOUSANDS 6 Total LHFI ($) DOLLARS IN MILLIONS 4,188 7,623 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 DOLLARS IN MILLIONSDOLLARS IN MILLIONS * Please see slide 30 for all footnote references included above. CAGR 13.00% CAGR 17.32% CAGR 17.39% CAGR 20.01% 21,760

ORIGIN BANCORP, INC. _______ TRENDING KEY NON-GAAP MEASURES(4) Adjusted Diluted EPS ($) UNAUDITED Adjusted Net Income ($) Adjusted PTPP Earnings ($) DOLLARS IN THOUSANDS Adjusted Efficiency Ratio (%) 61.17 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 23.70 26.71 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 Tangible Book Value per Common Share ($)(6) 7 23.42 31.66 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 Adjusted Tangible Book Value per Common Share ($) 21,381 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 DOLLARS IN THOUSANDS 13,782 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 0.58 0.69 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 * Please see slide 30 for all footnote references included above. CAGR 12.43% CAGR 10.95% CAGR 4.74% CAGR 3.24% CAGR 8.37% 21,388 31,569 58.85

ORIGIN BANCORP, INC. _______ ASSET AND STOCKHOLDERS' EQUITY GROWTH 1997 - 1H23 DOLLARS IN MILLIONS Total Assets ($) 148 10,165 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1H 23 Total Stockholders' Equity ($) 11 998 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1H 23 CAGR 18.04% CAGR 19.34% 8 1,785 100 1,297 Origin Bancorp, Inc. Cumulative Return ($) KBW Nasdaq Bank Total Return Index ($) 12 /3 1/ 96 12 /3 1/ 97 12 /3 1/ 98 12 /3 1/ 99 12 /3 1/ 00 12 /3 1/ 01 12 /3 1/ 02 12 /3 1/ 03 12 /3 1/ 04 12 /3 1/ 05 12 /3 1/ 06 12 /3 1/ 07 12 /3 1/ 08 12 /3 1/ 09 12 /3 1/ 10 12 /3 1/ 11 12 /3 1/ 12 12 /3 1/ 13 12 /3 1/ 14 12 /3 1/ 15 12 /3 1/ 16 12 /3 1/ 17 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 0 500 1,000 1,500 2,000 2,500 Total Shareholder Return ($)(11) IPO * Please see slide 30 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ 9 1,956 2,247 2,620 4,747 5,011 1,127 1,343 1,545 2,747 2,842829 904 1,075 1,631 1,758 369 411 DFW Houston East Texas 2019 2020 2021 2022 1H23 Deposit Trends by Texas Market ($) Loan Trends by Texas Market ($)(13) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS • 36 locations throughout 10 counties including the 4th and 5th largest MSAs in the United States.(12) • Texas franchise represents 70% of LHFI, excluding mortgage warehouse loans, and 54% of deposits at June 30, 2023. 1,854 2,574 3,132 4,261 4,178 989 1,581 1,925 2,196 2,096 865 993 1,207 1,173 1,217 892 865 DFW Houston East Texas 2019 2020 2021 2022 1H23 CAGR 30.8% CAGR 26.1% * Please see slide 30 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ 10 LOAN GROWTH 3,869 4,094 4,498 7,085 6,805 5,593 1,212 Origin BTH 2019 2020 2021 2022 1H23 2,000 4,000 6,000 8,000 LHFI Key Data DOLLARS IN MILLIONS IDT • Total loans held for investment ("LHFI"), excluding mortgage warehouse lines of credit, were $7.09 billion at June 30, 2023, reflecting an increase of $46.8 million, or 0.7%, compared to March 31, 2023. • Total mortgage warehouse lines of credit were $537.6 million, or 7.1%, of total LHFI at June 30, 2023. LHFI Growth excluding MW LOC ($)(14) CAGR: 18.9% 1,902 1,833 2,032 3,1533,160 2,492 668 Origin BTH 2019 2020 2021 2022 1H23 1,000 2,000 3,000 4,000 C&I, Owner Occupied CRE and C&D Growth ($)(14) CAGR: 15.5% * Please see slide 30 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

WELL DIVERSIFIED LOAN PORTFOLIO[15]

UNAUDITED

Loan Composition at June 30, 2023: $7,623 million


Residential Real Estate & Consumer 22%
Commercial & Industrial ("C&I") 26%
Owner Occupied Construction/ Land/Land Development ("C&D"): 3%
Owner Occupied Commercial Real Estate ("CRE"):12%
Mtg. WH LOC: 7%
Non-Owner Occupied CRE: 20%
Non-Owner Occupied C&D: 10%
C&I, Owner Occupied CRE and C&D, Mtg. WH LOC: 48%
Non-Owner Occupied CRE and C&D: 30%

C&I, Owner Occupied CRE and C&D, MW LOC: $3,691 million


Real Estate & Construction: 8%
Mtg. WH LOC: 7%
Finance & Insurance: 6%
Transportation Svcs: 3%
Energy: 2%
Retail Dealers: 2%
Retail Shopping: 2%
Healthcare: 2%
Commercial Svcs: 2%
Banks: 2%
Restaurants: 2%
Consumer Svcs: 1%
Professional Svcs: 1%
Entertainment: 1%
Wholesale Distribution: 1%
Misc: 6%

Loan Portfolio Details

(Dollars in thousands)	2Q23	1Q23	4Q22	3Q22	2Q22
C&I [16]	$1,977,028	$2,091,093	$2,051,161	$1,967,037	$1,429,338
Owner Occupied CRE	915,861	855,887	843,006	800,981	609,358
Owner Occupied C&D	259,984	252,617	265,838	248,602	187,249
Mtg. WH LOC	537,627	337,529	284,867	460,573	531,888
Total Commercial	3,690,500	3,537,126	3,444,872	3,477,193	2,757,833
Non-Owner Occupied CRE	1,512,303	1,529,513	1,461,672	1,373,366	1,299,696
Non-Owner Occupied C&D	762,255	696,009	679,787	604,709	448,307
Residential Real Estate-Single Family Real Estate	1,284,955	1,231,022	1,173,316	1,104,277	726,410
Residential Real Estate-Multi-Family Real Estate	348,703	357,469	304,222	294,905	279,213
Consumer Loans	23,973	24,684	26,153	28,231	15,733
PPP Loans [16]	—	—	—	—	901
Total Loans	$7,622,689	$7,375,823	$7,090,022	$6,882,681	$5,528,093

**Please see slide 30 for all footnote references included above.*

Non-Owner Occupied CRE and C&D: $2,275 million


Misc.: 2%
Finance & Insurance: 1%
Professional Svcs.: 1%
Restaurant: 1%
Hotel: 1%
Multi-family under construction: 2%
Healthcare: 3%
Office Building: 5%
Retail Shopping: 6%
Real Estate & Construction: 8%

11
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ 1.01 1.05 1.17 1.11 Classified LHFI / Total LHFI (%) Net Charge-Offs / Average LHFI (annualized) (%) 2Q22 3Q22 4Q22 1Q23 2Q23 0.07 0.01 0.07 0.10 0.20 0.14 0.23 0.44 0.16 0.15 0.16 0.26 Nonperforming LHFI / LHFI (%) Past due LHFI / LHFI (%) 2Q22 3Q22 4Q22 1Q23 2Q23 12 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses ("ALCL") 63,123 83,359 87,161 92,008 94,353 1.14 1.21 1.23 1.25 1.24 1.25 1.29 1.28 1.30 1.32 ALCL as a percentage of LHFI, adjusted (%) ALCL as a percentage of LHFI (%) ALCL ($) 2Q22 3Q22 4Q22 1Q23 2Q23 • Provision for credit loss expense for 2Q23 was $4.3 million, compared to provision credit loss expense of $6.2 million in 1Q23, and $3.5 million in 2Q22. • ALCL to nonperforming LHFI is 280.74% at 2Q23, 538.75% at 1Q23, and 448.16% at 2Q22. • The $16.5 million increase in nonperforming LHFI at 2Q23, included the transfer of $7.1 million in nonperforming mortgage loans from held for sale. These residential real estate loans carry government guarantees of $5.9 million at 2Q22, and together with the underlying collateral, had an immaterial impact on the ALCL. DOLLARS IN THOUSANDS 0.25(17) 0.13(17) (7) 0.12(17) 0.94(17) * Please see slide 30 for all footnote references included above. UNAUDITED

ORIGIN BANCORP, INC. _______ Texas: 74% Louisiana: 8% Mississippi: 13% Out of Market: 5% 13 Medical: 25% Financial: 16% Law Firms: 10% Energy: 10% Other: 20% National Credit Tenant: 19% CRE OFFICE - STRENGTH AND DIVERSIFICATION Tenant Classification $389.8M $389.8M Geographic Diversification DOLLARS IN THOUSANDS June 30, 2023 Avg. Loan Size $ 2,190 Weighted Avg. LTV 53.80 % Past Due Loans / Loans — Classified Loans / Loans 0.22 NPL / Loans — NCOs / Avg. Loans (annualized) — ALCL / Loans 0.81 Weighted Average Debt Service Coverage Ratio (“DSC”) 1.31 Key Portfolio Metrics DOLLARS IN MILLIONS DOLLARS IN MILLIONS NON-OWNER OCCUPIED (“NOO”), UNAUDITED 1.31 1.75 1.16 1.52 Current DSC Stressed to 8.75% NOO CRE Office Fixed Rate NOO CRE Office DSC Stress Test (%)

ORIGIN BANCORP, INC. _______ Treasury/Agency: 15% MBS: 41% CMO: 12% Municipal: 23% Corporate/ABS: 9% 1,869 1,865 1,675 1,634 1,592 1.85 2.12 2.34 2.38 2.42 Total Securities ($) Yield (%) 2Q22 3Q22 4Q22 1Q23 2Q23 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS • The fair value of the held to maturity securities portfolio totaled $11.8 million at 2Q23, compared to $12.0 million at 1Q23 • Total securities portfolio weighted average effective duration was 4.13 years as of June 30, 2023, compared to 4.17 years as of March 31, 2023. • Expected cash flows from investment with no rate changes: • Remainder 2023: $76.5 million • 2024: $193.6 million • 2025: $205.7 million 14 (116.0) (175.2) (159.9) (138.5) (152.9) 2Q22 3Q22 4Q22 1Q23 2Q23 Accumulated Other Comprehensive Loss (18) ($) Investment Securities - AFS * Please see slide 30 for all footnote references included above. $1.5B DOLLARS IN MILLIONS UNAUDITED

DEPOSIT DETAIL

UNAUDITED

Deposit Composition at June 30, 2023: $8,490 million



Brokered: 8%
Public: 10%
Consumer: 30%
Commercial: 52%

Commercial Deposit Composition: $4,430 million



Real Estate Rental & Leasing: 7%
Finance & Insurance: 6%
Professional, Scientific, & Technical Svcs: 6%
Construction: 5%
Other Business Deposits 2% or less: 5%
Mgmt of Companies & Enterprises: 4%
Affiliate: 3%
Manufacturing: 2%
Healthcare & Social Assistance: 2%
Mining: 2%
Other Svcs (except Public Admin.): 2%
Retail Trade: 1%
Wholesale Trade: 1%
Misc: 6%

Deposit Detail

(Dollars in thousands)	2Q23	1Q23	4Q22	QoQ % Δ
Total Deposits	$8,490,043	$8,174,310	$7,775,702	3.9 %
FDIC Insured	(3,402,826)	(3,425,845)	(3,331,724)	(0.7)
FDIC Insured Reciprocal	(770,823)	(531,051)	(245,621)	45.2
FDIC Insured Brokered Time Deposits & CDARS	(677,909)	(289,968)	(5,407)	133.8
Total Estimated FDIC Uninsured Deposits	3,638,485	3,927,446	4,192,950	(7.4)
Collateralized Public Funds	(799,351)	(839,569)	(762,366)	(4.8)
Uninsured/Uncollateralized Deposits ($)	$2,839,134	$3,087,877	$3,430,584	(8.1)
Uninsured/Uncollateralized Deposits (%)	33.4 %	37.8 %	44.1 %	

** Please see slide 30 for all footnote references included above.*

Geographic Concentration (2)



Commercial
6%
37%
32%
7%
18%
Consumer
9%
18%
38%
16%
19%
Public Funds
21%
9%
4%
12%
54%
Texas- DFW
Texas- Houston
TX- East Texas
Louisiana
Mississippi

ORIGIN BANCORP, INC.
15

ORIGIN BANCORP, INC. _______ 16 6,559 7,410 7,710 8,017 8,260 3,767 4,157 4,363 4,648 4,741 2,289 2,583 2,593 2,392 2,140 503 670 754 977 1,379 Interest-bearing Demand Noninterest-bearing Time Deposits 2Q22 3Q22 4Q22 1Q23 2Q23 Average Deposits ($) DEPOSIT TRENDS 0.49 2.58 3.56 0.64 1.54 2.49 3.05 0.41 1.02 1.75 2.26 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 2Q22 3Q22 4Q22 1Q23 2Q23 Deposit Cost Trends (QTD Annualized) (%) IDT Total Deposit Beta (%) 0.19 0.510.29 Full Cycle Total Deposit Betas (%) 44.0 27.029.0 30.0 Peer OBK 2Q2004 - 3Q2006 4Q2015 - 1Q2019 (19) 1.22 * Please see slide 30 for all footnote references included above. DOLLARS IN MILLIONS -50.00 0.00 10.48 23.25 35.21 42.16 0.12 0.77 2.18 3.65 4.51 4.99 Cumulative Deposit Beta Average Quarterly Fed Funds Rate 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 UNAUDITED

ORIGIN BANCORP, INC. _______ 17 YIELDS AND COSTS Yield on LHFI (%) 4.26 6.03 6.18 4.21 4.86 6.165.36 6.82 8.16 1.02 2.47 3.91 5.10 0.53 1.92 3.37 4.42 4.92 Yield on LHFI Yield on LHFI excl. PAA Avg. Prime Rate Avg. 1M LIBOR 30 Day Avg. SOFR 2Q22 3Q22 4Q22 1Q23 2Q23 Cost of Funds (%) 0.19 0.29 • LHFI with fixed rate: 44%; LHFI with floating rate: 56% at 2Q23. • $785.1 million LIBOR-based(21), $2.04 billion Prime-based and $1.25 billion primarily SOFR-based loans at 2Q23. (20) 0.64 3.94 5.53 5.63 0.62 0.63 4.94 0.41 1.26 1.24 * Please see slide 30 for all footnote references included above. 5.94 4.62 7.69 2.01 0.35 2.52 1.54 2.49 3.05 1.02 1.75 2.26 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits Cost of Total Deposits & Borrowings excl. PAA 2Q22 3Q22 4Q22 1Q23 2Q23 UNAUDITED

ORIGIN BANCORP, INC. _______ 18 DOLLARS IN THOUSANDS, UNAUDITED 59,504 78,523 84,749 77,147 75,291 54,241 71,494 78,174 72,435 68,346 4,544 5,614 4,678 3,009 6,415 719 1,415 1,897 1,703 3.23 3.68 3.81 3.44 3.16 3.20 3.61 3.73 3.36 3.14 Net Interest Income excl. Mtg. WH LOC, adjusted ($) Mtg. WH LOC Interest Income ($) PPP Interest Income ($) Net Purchase Accounting Accretion ($) NIM (FTE) (%) NIM (FTE), adjusted (%) 2Q22 3Q22 4Q22 1Q23 2Q23 NET INTEREST INCOME AND NIM TRENDS 3.16 3.44 0.11 0.08 0.06 0.04 0.04 (0.06) (0.09) (0.22) (0.24) 1Q 23 RE Lo an s C&I L oa ns Mtg. W H LO C IB B al. D FB Othe r PAA FH LB & O the r Bor ro wing s Tim e D ep os its Sav ing s a nd IB Tr an sc . A cc ts 2Q 23 2.50 3.00 3.50 4.00 NIM-FTE Changes - 2Q23 (%) Full Cycle NIM Betas (%) (22) (22) (2.0) 13.015.0 21.0 Peer OBK 2Q2004 - 3Q2006 4Q2015 - 1Q2019 (19) * Please see slide 30 for all footnote references included above. 530

ORIGIN BANCORP, INC. _______ Insurance Commission & Fee Income Service Charges & Fees Mortgage Banking Revenue Other 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 19 Net Interest Income Noninterest Income 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Noninterest Income ($)(23) Net Interest Income + Noninterest Income ($) NET REVENUE DISTRIBUTION Components of Other Noninterest Income 90,927 2Q23 1Q23 4Q22 3Q22 2Q22 Limited Partnership Investment Income $ 231 $ 66 $ (230) $ 112 $ 282 Swap Fee Income 331 384 292 25 1 Gain on Subordinated Debentures 471 — — — — Gain on Sale of Securities — 144 — 1,664 — GNMA MSR impairment(23) — — — (1,950) — Other 2,294 2,427 2,449 2,452 1,612 Total $ 3,327 $ 3,021 $ 2,511 $ 2,303 $ 1,895 57,502 15,636 77.6% 82.8% * Please see slide 30 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED 12,880

ORIGIN BANCORP, INC. _______ 20 Efficiency Ratios (%)(4) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS Noninterest Expense Composition ($) Consolidated Efficiency Ratio Adjusted Efficiency Ratio 2Q22 3Q22 4Q22 1Q23 2Q23 59 .8 9 54 .1 0 Operating Leverage (%) E FF IC IE N C Y R A TI O (% ) N IE / A V E R A G E A S S E TS (% ) 2.03 2.08 2.12 2.16 2.23 2.42 2.38 2.35 2.32 56.69 57.21 56.92 62.53 59.89 60.97 58.32 60.69 64.76 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 40 60 80 100 1.5 2.0 2.5 3.0 60 .9 7 52 .1 6 58 .3 2 53 .0 6 58 .6 4 60 .6 9 * Please see slide 30 for all footnote references included above. 61 .1 7 64 .7 6 525 807 44,150 56,241 57,254 56,760 58,887 27,310 31,834 33,339 33,731 34,533 4,514 5,399 5,863 6,503 6,578 2,413 2,689 2,868 2,916 2,837 5 1,872 2,554 2,553 2,552 2,162 2,121 2,277 2,303 2,716 1,517 1,599 1,676 1,465 1,256 807 3,614 1,179 4,902 7,113 7,498 7,289 8,415 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Intangible Asset Amortization Office and Operations Loan-related Expenses Merger Transaction Expense Other 2Q22 3Q22 4Q22 1Q23 2Q23 (4) UNAUDITED

ORIGIN BANCORP, INC. _______ 9.1 9.6 9.7 9.8 9.6 9.5 9.1 9.9 10.2 10.1 Company Level Origin Bank Level 2Q22 3Q22 4Q22 1Q23 2Q23 11.0 10.7 11.1 11.3 11.2 11.4 10.9 11.5 11.7 11.7 Company Level Origin Bank Level 2Q22 3Q22 4Q22 1Q23 2Q23 21 CAPITAL 14.1 13.8 14.2 14.3 14.1 13.4 12.8 13.4 13.6 13.5 Company Level Origin Bank Level 2Q22 3Q22 4Q22 1Q23 2Q23 2Q23 Reported versus Capital Ratios incl. AOCI (%) ICap ICap Total Capital to Risk-Weighted Assets (%)(24) Tier 1 Capital to Risk-Weighted Assets (%)(24)Tier 1 Capital to Average Assets (Leverage Ratio) (%)(24)(25) * Please see slide 30 for all footnote references included above. 9.6 11.2 14.1 11.0 8.1 9.5 12.4 9.3 10.1 11.7 13.5 11.7 8.5 10.0 11.9 10.0 Company Level, Reported Company Level, incl. AOCI Bank Level, Reported Bank Level, incl. AOCI Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Common Equity Tier 1 Capital Ratio (26) (26) UNAUDITED

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted net income:

	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21
Net interest income after provision for credit losses	$ 70,985	$ 70,950	$ 80,125	$ 61,581	$ 56,052	$ 52,829	$ 56,827	$ 56,462
Add: CECL provision for non-PCD loans	—	—	—	14,890	—	—	—	—
Adjusted net interest income after provision for credit losses	70,985	70,950	80,125	76,471	56,052	52,829	56,827	56,462
Total noninterest income	$ 15,636	$ 16,384	$ 13,429	$ 13,723	$ 14,216	$ 15,906	$ 16,701	$ 15,923
Less: GNMA MSR impairment	—	—	—	(1,950)	—	—	—	—
Less: gain on sales of securities, net	—	144	—	1,664	—	—	75	—
Less: gain on fair value of the Lincoln Agency	—	—	—	—	—	—	5,213	—
Less: gain on sub-debt repurchase	471	—	—	—	—	—	—	—
Adjusted total noninterest income	15,165	16,240	13,429	14,009	14,216	15,906	11,413	15,923
Total noninterest expense	$ 58,887	$ 56,760	$ 57,254	$ 56,241	$ 44,150	$ 42,774	$ 40,346	$ 39,165
Less: merger expense	—	—	1,179	3,614	807	571	—	—
Adjusted total noninterest expense	58,887	56,760	56,075	52,627	43,343	42,203	40,346	39,165
Income tax expense	$ 5,974	$ 6,272	$ 6,822	$ 2,820	$ 4,807	$ 5,278	$ 4,860	$ 6,242
Add: income tax expense on adjustment items	(99)	(30)	248	3,946	169	120	(1,110)	—
Adjusted income tax expense	5,875	6,242	7,070	6,766	4,976	5,398	3,750	6,242
Net income	$ 21,760	$ 24,302	$ 29,478	$ 16,243	$ 21,311	$ 20,683	$ 28,322	$ 26,978
Adjusted net income	$ 21,388	$ 24,188	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978

ORIGIN BANCORP, INC.
22

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted net income, continued:

	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19
Net interest income after provision for credit losses	$ 59,901	$ 53,827	$ 45,486	$ 36,984	$ 24,887	$ 24,279	$ 41,718	$ 40,421
Total noninterest income	$ 12,438	$ 17,131	$ 15,381	$ 18,051	$ 19,076	$ 12,144	$ 10,818	$ 12,880
Less: gain on sales of securities, net	5	1,668	225	301	—	54	—	20
Less: bank-owned life insurance policy	—	—	—	—	—	316	—	—
Adjusted total noninterest income	12,433	15,463	15,156	17,750	19,076	11,774	10,818	12,860
Total noninterest expense	$ 37,832	$ 39,436	$ 38,884	$ 38,734	$ 38,220	$ 36,097	$ 36,534	$ 35,064
Less: FDIC fund assessment benefit	—	—	—	—	—	—	—	(1,037)
Less: early termination of LT FHLB advance	—	1,613	—	—	—	—	—	—
Adjusted total noninterest expense	37,832	37,823	38,884	38,734	38,220	36,097	36,534	36,101
Income tax expense	$ 6,774	$ 6,009	$ 4,431	$ 3,206	$ 786	$ (427)	$ 3,175	$ 3,620
Add: income tax expense on adjustment items	(1)	(12)	(47)	(63)	—	(78)	—	(222)
Adjusted income tax expense	6,773	5,997	4,384	3,143	786	(505)	3,175	3,398
Net income	$ 27,733	$ 25,513	$ 17,552	$ 13,095	$ 4,957	$ 753	$ 12,827	$ 14,617
Adjusted net income	$ 27,729	$ 25,470	$ 17,374	$ 12,857	$ 4,957	$ 461	$ 12,827	$ 13,782

ORIGIN BANCORP, INC.
23

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted PTPP earnings:

	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21
Provision for credit losses	$ 4,306	$ 6,197	$ 4,624	$ 16,942	$ 3,452	$ (327)	$ (2,647)	$ (3,921)
Less: CECL provision for non-PCD loans	—	—	—	14,890	—	—	—	—
Adjusted provision for credit losses	$ 4,306	$ 6,197	$ 4,624	$ 2,052	$ 3,452	$ (327)	$ (2,647)	$ (3,921)
Adjusted net income	$ 21,388	$ 24,188	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978
Plus: provision (adjusted) for credit losses	4,306	6,197	4,624	2,052	3,452	(327)	(2,647)	(3,921)
Plus: income (adjusted) tax expense	5,875	6,242	7,070	6,766	4,976	5,398	3,750	6,242
Adjusted PTPP earnings	$ 31,569	$ 36,627	$ 42,103	$ 39,905	$ 30,377	$ 26,205	$ 25,247	$ 29,299

	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19
Provision for credit losses	$ (5,609)	$ 1,412	$ 6,333	$ 13,633	$ 21,403	$ 18,531	$ 2,377	$ 4,201
Adjusted net income	$ 27,729	$ 25,470	$ 17,374	$ 12,857	$ 4,957	$ 461	$ 12,827	$ 13,782
Plus: provision for credit losses	(5,609)	1,412	6,333	13,633	21,403	18,531	2,377	4,201
Plus: income (adjusted) tax expense	6,773	5,997	4,384	3,143	786	(505)	3,175	3,398
Adjusted PTPP earnings	$ 28,893	$ 32,879	$ 28,091	$ 29,633	$ 27,146	$ 18,487	$ 18,379	$ 21,381

ORIGIN BANCORP, INC.
24

ORIGIN BANCORP, INC. _______ Calculation of adjusted dilutive EPS: 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 Numerator: Adjusted net income $ 21,388 $ 24,188 $ 30,409 $ 31,087 $ 21,949 $ 21,134 $ 24,144 $ 26,978 Denominator: Weighted average diluted common shares outstanding 30,872,834 30,882,156 30,867,511 28,481,619 23,788,164 23,770,791 23,609,874 23,613,010 Diluted earnings per share $ 0.70 $ 0.79 $ 0.95 $ 0.57 $ 0.90 $ 0.87 $ 1.20 $ 1.14 Adjusted diluted earnings per share 0.69 0.78 0.99 1.09 0.92 0.89 1.02 1.14 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 Numerator: Adjusted net income $ 27,729 $ 25,470 $ 17,374 $ 12,857 $ 4,957 $ 461 $ 12,827 $ 13,782 Denominator: Weighted average diluted common shares outstanding 23,604,566 23,590,430 23,543,917 23,500,596 23,466,326 23,530,212 23,529,862 23,606,956 Diluted earnings per share $ 1.17 $ 1.08 $ 0.75 $ 0.56 $ 0.21 $ 0.03 $ 0.55 $ 0.62 Adjusted diluted earnings per share 1.17 1.08 0.74 0.55 0.21 0.02 0.55 0.58 25 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share, adjusted tangible book value per common share and tangible common equity to total assets:

	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21
Total assets	$10,165,163	$10,358,516	$ 9,686,067	$ 9,462,639	$ 8,111,524	$ 8,112,295	$ 7,861,285	$ 7,470,478
Less: goodwill	128,679	128,679	128,679	136,793	34,153	34,153	34,368	26,741
Less: other intangible assets, net	44,724	47,277	49,829	52,384	15,900	16,425	16,962	3,089
Tangible assets	9,991,760	10,182,560	9,507,559	9,273,462	8,061,471	8,061,717	7,809,955	7,440,648
Total common stockholders' equity	$ 997,859	$ 992,587	$ 949,943	$ 907,024	$ 646,373	$ 676,865	$ 730,211	$ 705,667
Less: goodwill	128,679	128,679	128,679	136,793	34,153	34,153	34,368	26,741
Less: other intangible assets, net	44,724	47,277	49,829	52,384	15,900	16,425	16,962	3,089
Tangible common equity	824,456	816,631	771,435	717,847	596,320	626,287	678,881	675,837
Less: accumulated other comprehensive (loss) income	(152,879)	(138,481)	(159,875)	(175,233)	(115,979)	(65,890)	5,729	11,872
Adjusted tangible common equity	977,335	955,112	931,310	893,080	712,299	692,177	673,152	663,965
Divided by common shares outstanding at period end	30,866,205	30,780,853	30,746,600	30,661,734	23,807,677	23,748,748	23,746,502	23,496,058
Book value per common share[6]	$ 32.33	$ 32.25	$ 30.90	$ 29.58	$ 27.15	$ 28.50	$ 30.75	$ 30.03
Tangible book value per common share[6]	26.71	26.53	25.09	23.41	25.05	26.37	28.59	28.76
Adjusted tangible book value per common share	31.66	31.03	30.29	29.13	29.92	29.15	28.35	28.26
Tangible common equity to tangible assets	8.25 %	8.02 %	8.11 %	7.74 %	7.40 %	7.77 %	8.69 %	9.08 %

**Please see slide 30 for all footnote references included above.*

ORIGIN BANCORP, INC.
26

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share, adjusted tangible book value per common share and tangible common equity to total assets, continued:

	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19
Total assets	$ 7,268,068	$ 7,563,175	$ 7,628,268	$ 7,101,338	$ 6,643,909	$ 6,049,638	$ 5,324,626	$ 5,396,928
Less: goodwill	26,741	26,741	26,741	26,741	26,741	26,741	26,741	26,741
Less: other intangible assets, net	3,283	3,505	3,739	3,976	4,212	4,500	4,799	5,101
Tangible assets	7,238,044	7,532,929	7,597,788	7,070,621	6,612,956	6,018,397	5,293,086	5,365,086
Total common stockholders' equity	$ 688,235	$ 656,355	$ 647,150	$ 627,637	$ 614,781	$ 606,631	$ 599,362	$ 588,363
Less: goodwill	26,741	26,741	26,741	26,741	26,741	26,741	26,741	26,741
Less: other intangible assets, net	3,283	3,505	3,739	3,976	4,212	4,500	4,799	5,101
Tangible common equity	658,211	626,109	616,670	596,920	583,828	575,390	567,822	556,521
Less: accumulated other comprehensive income	18,914	12,185	25,649	21,998	20,613	15,822	6,333	6,690
Adjusted tangible common equity	639,297	613,924	591,021	574,922	563,215	559,568	561,489	549,831
Divided by common shares outstanding at period end	23,502,215	23,488,884	23,506,312	23,506,586	23,501,233	23,475,948	23,480,945	23,481,781
Book value per common share[(6)]	$ 29.28	$ 27.94	$ 27.53	$ 26.70	$ 26.16	$ 25.84	$ 25.52	$ 25.06
Tangible book value per common share[(6)]	28.01	26.66	26.23	25.39	24.84	24.51	24.18	23.70
Adjusted tangible book value per common share	27.20	26.14	25.14	24.46	23.97	23.84	23.91	23.42
Tangible common equity to tangible assets	9.09 %	8.31 %	8.12 %	8.44 %	8.83 %	9.56 %	10.73 %	10.37 %

**Please see slide 30 for all footnote references included above.*

ORIGIN BANCORP, INC.

27

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted efficiency ratio:

	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21
Total noninterest expense	$ 58,887	$ 56,760	$ 57,254	$ 56,241	$ 44,150	$ 42,774	$ 40,346	$ 39,165
Less: insurance and mortgage noninterest expense	9,156	8,033	8,031	8,479	8,397	8,626	6,580	6,688
Less: merger and acquisition expense	—	—	1,179	3,614	807	571	—	—
Adjusted total noninterest expense	49,731	48,727	48,044	44,148	34,946	33,577	33,766	32,477
Net interest income	75,291	77,147	84,749	78,523	59,504	52,502	54,180	52,541
Less: insurance and mortgage net interest income	1,574	1,493	1,376	1,208	1,082	875	946	1,048
Add: total noninterest income	15,636	16,384	13,429	13,723	14,216	15,906	16,701	15,923
Less: insurance and mortgage noninterest income	7,587	8,792	6,255	4,737	8,047	10,552	5,683	6,179
Less: gain on fair value of the Lincoln Agency	—	—	—	—	—	—	5,213	—
Less: gain on sale of securities, net	—	144	—	1,664	—	—	75	—
Less: gain on sub-debt repurchase	471	—	—	—	—	—	—	—
Adjusted total revenue	81,295	83,102	90,547	84,637	64,591	56,981	58,964	61,237
Efficiency ratio	64.76 %	60.69 %	58.32 %	60.97 %	59.89 %	62.53 %	56.92 %	57.21 %
Adjusted efficiency ratio	61.17	58.64	53.06	52.16	54.10	58.93	57.27	53.03

	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19
Total noninterest expense	$ 37,832	$ 39,436	$ 38,884	$ 38,734	$ 38,220	$ 36,097	$ 36,534	$ 35,064
Less: insurance and mortgage noninterest expense	6,964	7,252	7,195	7,746	7,944	6,463	6,432	6,435
Less: early termination of LT FHLB advance	—	1,613	—	—	—	—	—	—
Less: FDIC fund assessment benefit	—	—	—	—	—	—	—	(1,037)
Adjusted total noninterest expense	30,868	30,571	31,689	30,988	30,276	29,634	30,102	29,666
Net interest income	54,292	55,239	51,819	50,617	46,290	42,810	44,095	44,622
Less: insurance and mortgage net interest income	979	1,003	1,236	1,125	1,204	872	735	776
Add: Total noninterest income	12,438	17,131	15,381	18,051	19,076	12,144	10,818	12,880
Less: insurance and mortgage noninterest income	5,815	8,348	9,326	12,741	13,826	6,456	5,787	6,295
Less: gain on sale of securities, net	5	1,668	225	301	—	54	—	20
Less: payout on life insurance policy	—	—	—	—	—	316	—	—
Adjusted total revenue	59,931	61,351	56,413	54,501	50,336	47,256	48,391	50,411
Efficiency ratio	56.69 %	54.49 %	57.86 %	56.41 %	58.47 %	65.69 %	66.53 %	60.98 %
Adjusted efficiency ratio	51.51	49.83	56.17	56.86	60.15	62.71	62.21	58.85

ORIGIN BANCORP, INC.
28

ORIGIN BANCORP, INC. _______ Calculation of adjusted ROAA and ROAE: Calculation of ROATCE and adjusted ROATCE: 2Q23 1Q23 2Q23 1Q23 Adjusted net income $ 21,388 $ 24,188 Net income $ 21,760 $ 24,302 Divided by number of days in the quarter 91 90 Divided by number of days in the quarter 91 90 Multiplied by the number of days in the year 365 365 Multiplied by number of days in the year 365 365 Annualized adjusted net income $ 85,787 $ 98,096 Annualized net income $ 87,279 $ 98,558 Divided by total average assets 10,190,356 9,783,602 ROAA (annualized) 0.86% 1.01 % Adjusted net income $ 21,388 $ 24,188 Adjusted ROAA (annualized) 0.84 1.00 Divided by number of days in the quarter 91 90 Divided by total average stockholders' equity $ 996,823 $ 976,044 Multiplied by number of days in the year 365 365 ROAE (annualized) 8.76% 10.10 % Annualized adjusted net income $ 85,787 $ 98,096 Adjusted ROAE (annualized) 8.61 10.05 Total average common stockholders’ equity $ 996,823 $ 976,044 Calculation of adjusted PTPP ROAA & ROAE: Less: average goodwill 128,679 128,679 2Q23 1Q23 Less: average other intangible assets, net 46,379 48,950 Adjusted PTPP earnings $ 31,569 $ 36,627 Average tangible common equity 821,765 798,415 Divided by number of days in the quarter 91 90 Multiplied by the number of days in the year 365 365 ROATCE 10.62% 12.34 % Adjusted PTPP earnings, annualized $ 126,623 $ 148,543 Adjusted ROATCE 10.44 12.29 Divided by total average assets 10,190,356 9,783,602 Adjusted PTPP ROAA (annualized) 1.24% 1.52 % Divided by total average stockholders' equity $ 996,823 $ 976,044 Adjusted PTPP ROAE (annualized) 12.70% 15.22% 29 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

30 PRESENTATION NOTES (1) Does not include loan production offices. Count is as of most practicable date. (2) Does not include non-market based deposits. (3) Excludes mortgage warehouse loans. (4) As used in this presentation, adjusted net income, adjusted PTPP earnings, adjusted diluted EPS, adjusted ROAA, adjusted PTPP ROAA, adjusted ROAE, adjusted PTPP ROAE, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, ROATCE, adjusted ROATCE and adjusted efficiency ratio are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 22-30 of this presentation. (5) NIM - FTE, adjusted, is calculated for the quarters after June 30, 2022, by removing the net purchase accounting accretion from the net interest income. For periods at June 30, 2022 and prior, it is calculated by removing average PPP loans from average interest-earning assets and removing the associated interest income (net of 35 basis points assumed cost of funds on average PPP loan balances) from net interest income. (6) An increase in accumulated other comprehensive loss negatively impacted total stockholders' equity, tangible common equity, book value and tangible book value per common share primarily due to the movement of the short end of the yield curve and its impact on our investment portfolio. (7) The ALCL to total LHFI, adjusted is calculated for all periods after June 30, 2022, by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the warehouse loans from the LHFI in the denominator. For the periods at June 30, 2022 and prior, it is calculated by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the PPP and warehouse loans from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse loans require a disproportionately low allocation of the ALCL. (8) Total LHFI, adjusted excludes mortgage warehouse loans for all periods presented and PPP loans for periods prior to September 30, 2022. (9) Annualized. (10) An increase in accumulated other comprehensive loss during the YTD period ended December 31, 2022, negatively impacted total stockholders' equity, tangible common equity and ROATCE, primarily due to the movement of the short end of the yield curve and its impact on our investment portfolio. (11) Origin Bancorp, Inc. and KBW Nasdaq cumulative total shareholder return assumes $100 Invested on December 31, 1996, and any dividends are reinvested. Data for Origin Bancorp, Inc. cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (12) Data obtained from The United States Census Bureau (census.gov). Count is as of most practicable date. (13) Excludes mortgage warehouse loans and, for all periods prior to 3Q22, PPP loans. (14) Year-to-date periods ended December 31, 2021 and 2020 exclude PPP loans. (15) Does not include loans held for sale. (16) PPP loans are immaterial for all periods after 2Q22 and are included in C&I thereafter. (17) Excludes PPP loans. (18) The accumulated other comprehensive loss primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (19) Peer represents commercial banks as identified by S&P Global. (20) Yield on LHFI excl. purchase accounting adjustments ("PAA") reflects the exclusion of PPP loans for periods prior to 3Q22 and the exclusion of PAA for 2Q23, 1Q23, 4Q22 and 3Q22. (21) LIBOR index-based loans will shift primarily to SOFR index-based loans upon the discontinuance of LIBOR as of June 30, 2023. (22) Net interest income excl. Mtg. WH LOC, adjusted, and NIM (FTE), adjusted, excludes PPP income from periods prior to 3Q22, and PAA net accretion for 2Q23, 1Q23, 4Q22 and 3Q22. (23) Mortgage banking revenue for 3Q22 was adjusted for the $1.95 million impairment on the GNMA MSR portfolio. (24) June 30, 2023, dollars and ratios are estimated. (25) 3Q22 does not include BTH Bank, which elected the Community Bank Leverage Ratio. (26) Capital ratios are calculated by including the accumulated other comprehensive loss in the equity used in the numerator of the respective ratios and including the primarily negative fair value adjustments on the available for sale portfolio in the total or risk-weighted assets used in the denominator of the ratio.